BLACKROCK FUNDSSM

BlackRock International Dividend Fund

(the “Fund”)

Supplement dated February 12, 2020 to the Statement of Additional Information (“SAI”) of the Fund,

dated January 28, 2020

Effective February 1, 2020, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Manager” is revised as follows:

The title of the section and first paragraph is deleted in its entirety and replaced with the following:

Information Regarding the Portfolio Managers

Andrew Wheatley-Hubbard, CFA, and Olivia Treharne, CFA, are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about the funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of September 30, 2019.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Andrew Wheatley-Hubbard, CFA	5 $4.07 Billion	13 $2.64 Billion	2 $192.88 Million	0 $0	3 $115.74 Million	2 $192.88 Million
Olivia Treharne, CFA*	0 $0	0 $0	0 $0	0 $0	0 $0	0 $0

*	Information provided is as of December 31, 2019.

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes Andrew Wheatley-Hubbard’s compensation as of September 30, 2019 and Olivia Treharne’s compensation as of January 31, 2020.

The sub-section entitled “Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of the Fund and other accounts managed by the portfolio management team is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, the benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmarks
Andrew Wheatley-Hubbard, CFA Olivia Treharne, CFA	70% MSACWLDNET / 30% LIBOR_3MO Index; BGO Opt Overwriting Strategy Composite Index V2; BGY Opt Overwriting Strategy Composite Index V2; MSCI ACWI Financials Index; MSCI ACWI HIGH DIVIDEND YIELD – NET USD; MSCI All Country World Index (Net Total Return); MSCI All Country World Net TR Index – in GBP; MSCI World Ex Japan Gross TR Index – in JPY; MSCI All Country World ex US – Net Return

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

The last sentence of the second paragraph of the sub-section entitled “Distribution of Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

The last sentence of the sub-section entitled “Incentive Savings Plans” is deleted in its entirety and replaced with the following:

The portfolio managers of this Fund are eligible to participate in these plans.

The sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

As of September 30, 2019, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Portfolio Manager	Dollar Range
Andrew Wheatley-Hubbard, CFA	$50,001 – $100,000
Olivia Treharne, CFA*	None

*	Information provided is as of December 31, 2019.

The last two sentences of the first paragraph of the sub-section entitled “Portfolio Manager Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that Mr. Wheatley-Hubbard and Ms. Treharne may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Wheatley-Hubbard and Ms. Treharne may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-ID-0220SUP

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